Poplar Forest Partners Fund
Class A: PFPFX
Institutional Class: IPFPX

Poplar Forest Cornerstone Fund
Class A: PFCFX
Institutional Class: IPFCX

Supplement dated July 16, 2020 to the
Statutory Prospectus dated January 28, 2020
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Effective immediately, the following changes are made to the Funds' Prospectus:

The language under "Fees and Expenses of the Fund" on page 1 of the Prospectus is revised as follows:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Class A shares and Institutional Class shares of the Partners Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Class Shares, which are not reflected in the tables or the examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund’s Class A shares. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A to the statutory Prospectus. More information about these and other discounts is available from your financial professional and in the “Shareholder Information” section on page 20 of the Fund’s statutory Prospectus, the “More About Class A Shares” section on page 32 of the Fund’s statutory Prospectus, the “Breakpoints/Volume Discounts and Sales Charge Waivers” section on page 33 of the Fund’s Statement of Additional Information (“SAI”), and Appendix A to the Statutory Prospectus.

The language under "Fees and Expenses of the Fund" on page 7 of the Prospectus is revised as follows:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Cornerstone Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Class Shares, which are not reflected in the tables or the examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund’s Class A shares. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A to the statutory Prospectus. More information about these and other discounts is available from your financial professional and in the “Shareholder Information” section on page 20 of the Fund’s statutory Prospectus, the “More About Class A Shares” section on page 32 of the Fund’s statutory Prospectus, the “Breakpoints/Volume Discounts and Sales Charge Waivers” section on page 33 of the Fund’s Statement of Additional Information (“SAI”) and Appendix A to the Statutory Prospectus.

Effective immediately, the following disclosure under "How to Buy Shares" is added to page 22 of Funds' the Statutory Prospectus:

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Class Shares, which are not reflected in the tables or the examples on pages 1 and 7.

Institutional Class Shares have no front-end load, deferred sales charge or other asset-based fee for sales or distribution and so may be considered “Clean Shares.” As such, Institutional Class Shares may also be available on brokerage platforms of firms that have agreements with the Poplar Forest Funds to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Institutional Class Shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Poplar Forest Funds are available in other share classes that have different fees and expenses.

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Please retain this supplement for future reference.